Exhibit 99.1

National City®

Unaudited
Mid-Quarter Update to Financial Supplement
May 31, 2006

Table of Contents

REVIEW OF FINANCIAL TRENDS	3

CONSOLIDATED SELECTED AVERAGE BALANCES	6

CAPITALIZATION	7

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS	7

CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES	8

ASSET MANAGEMENT PERFORMANCE MEASURES	9

NATIONAL CITY MORTGAGE STATISTICS	9

FIRST FRANKLIN STATISTICS	10

Table of Contents (continued)
Mid-Quarter Update to Financial Supplement
SUMMARY OF PRESENTATION CHANGES

Presentation changes made to this Mid-Quarter Update to Financial Supplement are as follows:
Consolidated Selected Average Balances
The presentation of escrow balances was streamlined. In prior reports, the specific escrow components (i.e. principal and interest, taxes and insurance) were separately disclosed. Total noninterest bearing escrow and total interest bearing escrow balances are now reported. Prior period results have been updated to reflect this presentation change.
National City Mortgage and First Franklin Statistics
These sections present the same information as was previously reported in the Mortgage Banking Statistics and First Franklin Origination and Portfolio Statistics sections. The presentation was updated to separately report National City Mortgage statistics from First Franklin statistics.

National City Corporation
Review of Financial Trends
This review contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation’s ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation’s business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.
Earning Assets, Net Interest Margin, and Net Interest Income
The loan portfolio has shown growth in the commercial and commercial real estate categories. Most of the increase in commercial real estate balances in May reflects the portfolio acquired with Pioneer Bank. Average outstandings have declined in the residential real estate and home equity line of credit portfolios due to the ongoing “originate-and-sell” strategy for certain of these assets. Core deposits, excluding escrow balances, continue to show steady growth. Management expects that net interest margin and net interest income for the second quarter will be slightly below that of the first quarter, based on April and May results.
Loan Sales and Servicing
Gain-on-sale margins on First Franklin loans have improved modestly from very low levels earlier this year. In the conforming mortgage business (National City Mortgage), mortgage applications and production, although up seasonally from the first quarter, continue to slow on a cyclical basis, consistent with national trends. Demand for non-prime mortgages remains relatively strong, while home equity line of credit originations have slowed due to borrower preference shifting toward fixed rate products. One home equity loan sale ($230 million) occurred in April, and one or two more sales (approximately $250 million total), as well as a home equity line of credit sale (approximately $1.3 billion), are expected to occur in June. Gross gain on sale margins are estimated at between 1.5 percent and 2 percent for the home equity loan sales, and around 3 percent for lines of credit.
Mortgage servicing right (MSR) net hedging results were negative through the first two months of the quarter, but of significantly lower magnitude as compared to the first quarter. As in the first quarter, the losses were due mainly to the tightening of the mortgage-swap basis (i.e., the spread relationship between mortgage rates and the interest rate swaps used to hedge MSRs), although that basis relationship stabilized in May. In addition, at the end of May the Corporation adopted a new mortgage loan prepayment model, which is a significant component of the valuation model for MSRs. Management believes that this new model will provide a more detailed and accurate picture of the value of MSRs and how that value changes as interest rates change. As a result of adopting the new prepayment model, the net carrying value of MSRs was reduced by $56 million, included in loan servicing income. Depending on the level of interest rates and other factors, the new model may indicate either a slightly higher or lower value for MSRs as compared to the previous model.
Other Fee Income and Noninterest Expense
No unusual fee income or noninterest expense trends are evident through the first two months of the quarter. There have been no significant or unusual items beyond the MSR adjustment noted above, and none are anticipated at this time. Cost reduction initiatives continue in the mortgage businesses in response to cyclically lower volumes.
Credit Quality
Commercial and consumer credit quality trends are stable. Net charge-offs for the second quarter are expected to decline as compared to the first quarter.
Capital
In April and May, a total of 2.1 million shares were repurchased in the open market. Through June 9, an additional 400,000 shares were repurchased. Management intends to continue buying back shares, subject to market conditions and applicable laws and regulations, in the context of maintaining a tangible equity to tangible assets ratio of at least 6.5 percent.

Other
On May 1, the Corporation completed its previously announced acquisition of Forbes First Financial, parent of Pioneer Bank and Trust Company, with $500 million of assets, $400 million of deposits, and eight branch locations in the St. Louis area. Conversion to National City systems is scheduled for the third quarter.
At the end of May, the Corporation ceased originating recreational vehicle and boat loans through dealers. The existing indirect marine/RV portfolio, with current outstandings of approximately $3 billion, will be allowed to run off. This action will have no material effect on the financial results of either the Corporation as a whole or the National Consumer Finance business unit.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005
ASSETS
Available for sale securities, at cost	$7,889	$7,661	$7,635	$7,744	$7,779	$7,796	$7,698	$7,478	$7,409	$7,447	$7,493	$7,582	$7,749

Portfolio loans:
Commercial	$28,656	$28,429	$27,644	$27,447	$27,355	$27,437	$27,586	$27,326	$27,437	$27,375	$27,467	$27,542	$27,226
Commercial construction	3,520	3,415	3,410	3,456	3,414	3,340	3,295	3,202	3,077	3,058	3,112	3,056	2,996
Commercial real estate	12,119	11,981	11,922	11,964	12,175	12,254	12,064	12,138	12,036	12,142	12,027	11,758	11,727
Residential real estate	31,842	32,225	32,890	33,118	32,774	32,672	32,809	32,882	33,459	33,872	33,278	32,096	31,585
Home equity lines of credit	17,070	17,400	20,524	20,932	21,477	21,435	21,345	22,630	22,450	22,180	21,861	21,491	21,024
Credit card and other unsecured lines of credit	2,529	2,479	2,484	2,505	2,555	2,519	2,436	2,453	2,421	2,409	2,369	2,303	2,295
Other consumer	6,033	6,101	6,050	6,057	5,978	5,678	5,771	7,990	7,934	7,704	7,504	7,615	8,232

Total portfolio loans	$101,769	$102,030	$104,924	$105,479	$105,728	$105,335	$105,306	$108,621	$108,814	$108,740	$107,618	$105,861	$105,085

Loans held for sale or securitization:
Commercial	$66	$39	$13	$11	$11	$14	$33	$27	$17	$25	$12	$9	$20
Commercial real estate	108	213	136	47	73	121	174	72	49	66	136	197	295
Residential real estate:
National City Mortgage	5,825	5,605	5,220	5,327	6,014	6,784	7,069	7,442	8,271	8,334	8,277	7,360	7,536
First Franklin	2,693	2,481	2,278	2,061	2,603	2,642	2,920	3,408	3,314	2,688	2,665	2,488	1,682
National Home Equity	592	427	258	124	—	—	—	—	—	—	—	—	—

Total residential real estate loans held for sale	9,110	8,513	7,756	7,512	8,617	9,426	9,989	10,850	11,585	11,022	10,942	9,848	9,218
Automobile loans	—	—	—	—	—	—	2,178	—	—	—	—	—	—
Credit card loans	—	—	398	425	425	415	207	—	—	426	420	214	—
Home equity lines of credit	3,574	3,055	407	613	—	—	—	47	—	—	—	—	—
Student loans	3	4	4	4	4	4	3	4	8	6	2	—	—

Total loans held for sale or securitization	$12,861	$11,824	$8,714	$8,612	$9,130	$9,980	$12,584	$11,000	$11,659	$11,545	$11,512	$10,268	$9,533

LIABILITIES
Deposits:

Noninterest bearing	$16,861	$17,355	$16,830	$16,607	$16,844	$17,606	$17,809	$17,844	$18,336	$18,905	$18,865	$18,483	$17,949
NOW and money market accounts	28,731	29,023	28,603	28,201	28,282	28,401	28,115	27,963	28,046	28,237	28,409	28,522	28,571
Savings accounts	2,038	2,077	2,098	2,089	2,128	2,172	2,185	2,211	2,250	2,303	2,356	2,402	2,418
Consumer time	21,534	21,188	20,959	20,684	20,574	20,370	20,115	19,688	19,567	19,332	18,770	18,479	18,126

Core deposits	69,164	69,643	68,490	67,581	67,828	68,549	68,224	67,706	68,199	68,777	68,400	67,886	67,064
Other	6,167	6,136	6,453	6,553	6,612	6,863	6,753	7,253	7,352	7,105	6,612	6,190	5,156
Foreign	7,383	6,478	6,771	8,976	9,709	7,729	9,479	9,510	8,680	9,612	9,523	7,569	7,861

Total deposits	$82,714	$82,257	$81,714	$83,110	$84,149	$83,141	$84,456	$84,469	$84,231	$85,494	$84,535	$81,645	$80,081

Federal funds borrowed and security repurchase agreements	$4,773	$4,811	$5,684	$5,891	$6,988	$7,541	$8,986	$7,953	$7,645	$8,200	$8,072	$6,353	$5,902
Borrowed funds	3,602	2,298	1,968	2,635	1,981	3,059	2,401	3,124	3,585	1,514	1,318	2,232	2,523
Long-term debt	32,940	33,402	33,128	31,374	30,622	31,452	31,394	32,501	33,105	33,094	33,311	33,663	34,938

Memo:
Noninterest bearing escrow balances	$3,630	$3,672	$3,489	$3,309	$3,243	$3,878	$4,111	$4,370	$4,609	$4,840	$4,664	$4,401	$4,107
Interest bearing escrow balances	190	183	162	154	156	159	152	134	132	152	129	147	124
Noninterest bearing deposits excluding escrow balances	13,231	13,683	13,341	13,298	13,601	13,728	13,698	13,474	13,727	14,065	14,201	14,082	13,842
Core deposits excluding escrow balances	65,344	65,788	64,839	64,118	64,429	64,512	63,961	63,202	63,458	63,785	63,607	63,338	62,833

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CAPITALIZATION (Period End)
(In millions, except per share data)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005

COMMON STOCK ROLLFORWARD
Beginning balance	609.5	610.0	610.3	613.8	615.0	615.0	619.3	628.9	634.8	637.6	636.7	636.4	636.7
Shares issued under stock award plans	1.9	.8	.9	1.3	.9	.5	.4	.1	.4	.7	1.4	.9	.6
Shares issued for PRIDES conversions	—	—	—	—	—	—	—	—	—	.4	—	1.2	.2
Shares repurchased under repurchase authorizations	(1.2)	(.9)	(1.0)	(4.4)	(2.1)	(.4)	(4.6)	(9.7)	(6.3)	(3.9)	—	(1.4)	(1.1)
Shares exchanged for stock award plans	(.3)	(.4)	(.2)	(.4)	—	(.1)	(.1)	—	—	(.1)	(.5)	(.4)	—
Other	—	—	—	—	—	—	—	—	—	.1	—	—	—

Ending Balance	609.9	609.5	610.0	610.3	613.8	615.0	615.0	619.3	628.9	634.8	637.6	636.7	636.4

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	1.2	.9	1.0	4.4	2.1	.4	4.6	9.7	6.3	3.9	—	1.4	1.1
Average price per share of repurchased common shares	$37.00	$34.92	$34.62	$34.05	$33.96	$33.78	$32.70	$32.64	$34.79	$36.12	—	$33.85	$33.94
Total cost	$44.4	$30.6	$35.8	$149.6	$70.7	$14.0	$150.4	$315.5	$216.2	$142.4	—	$49.0	$36.4
Common shares remaining under authorization	24.0	25.2	26.1	27.1	31.5	33.6	34.0	38.6	8.3	14.6	18.5	18.5	19.9

Shares outstanding:
Average basic	610.3	609.8	609.6	610.9	615.1	615.1	615.7	623.8	633.0	637.3	637.2	636.8	636.4
Average diluted	619.4	617.7	617.7	618.6	622.7	622.8	622.8	630.4	641.6	646.5	645.9	644.0	644.1
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005

Line of business staff:
Consumer and Small Business Financial Services	12,482	12,495	12,488	12,418	12,437	12,315	12,274	12,359	12,700	12,916	12,917	12,980	12,848
Wholesale Banking	2,364	2,369	2,377	2,373	2,409	2,415	2,425	2,416	2,415	2,415	2,402	2,388	2,342
National City Mortgage	7,268	7,344	7,305	7,345	7,352	7,673	7,703	7,749	7,831	7,929	7,956	7,956	7,939
National Consumer Finance
First Franklin Financial Corporation	2,390	2,390	2,406	2,432	2,412	2,571	2,676	2,681	2,716	2,733	2,696	2,598	2,483
National City Home Loan Services	560	554	518	510	517	510	510	447	442	437	413	398	372
National Home Equity	468	474	484	488	494	503	504	507	514	526	517	497	480
Other(2)	128	129	133	133	134	138	146	147	149	150	148	144	147

Total National Consumer Finance	3,546	3,547	3,541	3,563	3,557	3,722	3,836	3,782	3,821	3,846	3,774	3,637	3,482
Asset Management	1,525	1,532	1,520	1,511	1,502	1,506	1,526	1,519	1,518	1,538	1,551	1,568	1,529

Corporate support staff(3)	6,598	6,575	6,617	6,596	6,602	6,639	6,706	6,763	6,848	6,931	6,998	6,964	6,874

Total Employees	33,783	33,862	33,848	33,806	33,859	34,270	34,470	34,588	35,133	35,575	35,598	35,493	35,014

(1)	Represents period-end, active, full-time equivalent employees

(2)	Includes National City Warehouse Resources and National Recreation Finance

(3)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005

Average Total Deposits(1)	$55,776	$56,028	$55,498	$54,770	$54,694	$54,951	$54,463	$53,912	$53,909	$53,893	$53,651	$53,437	$53,065

DEPOSIT ACCOUNT METRICS(1) (2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,117	$3,306	$3,252	$3,210	$3,147	$3,135	$3,096	$3,136	$3,187	$3,192	$3,284	$3,265	$3,339
Number of accounts(3)	1,711	1,715	1,726	1,733	1,737	1,737	1,747	1,759	1,765	1,770	1,762	1,764	1,753

Interest Bearing Checking
Average total balance	$8,097	$8,326	$8,098	$7,929	$8,010	$8,035	$7,900	$7,852	$7,869	$7,888	$7,961	$7,999	$8,019
Number of accounts(3)	1,044	1,025	1,008	991	979	969	961	947	938	922	909	897	884

Money Market Savings
Average total balance	$13,722	$13,697	$13,683	$13,556	$13,481	$13,376	$13,261	$13,259	$13,349	$13,538	$13,711	$13,769	$13,897
Number of accounts(3)	869	851	836	815	794	779	768	757	748	739	728	710	691

Regular savings
Average total balance	$1,793	$1,819	$1,833	$1,815	$1,839	$1,864	$1,896	$1,924	$1,956	$2,011	$2,066	$2,114	$2,143
Number of accounts(3)	591	599	607	616	624	634	642	652	663	673	686	696	707

Business Deposits:
Average total balance	$8,260	$8,289	$8,285	$8,200	$8,324	$8,775	$8,774	$8,655	$8,584	$8,501	$8,405	$8,356	$8,079
Number of accounts(3)	394	392	390	388	387	387	387	386	385	383	383	382	379

Time Deposits:
Average total balance	$20,692	$20,506	$20,259	$19,980	$19,828	$19,692	$19,475	$19,031	$18,916	$18,710	$18,168	$17,881	$17,531
Number of accounts(3)	1,038	1,032	1,022	1,013	1,007	1,005	1,004	996	985	990	976	967	960

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)	2,421	1,966	2,702	3,853	1,792	1,854	1,879	2,148	1,939	3,556	2,676	2,020	1,675
Other(5)	2,264	1,689	1,570	1,022	997	879	969	1,075	1,253	1,673	1,405	1,616	1,527
Home equity and other lines of credit	6,577	6,912	6,193	4,581	4,157	5,044	5,527	6,466	7,326	7,016	7,261	7,667	6,840

Total consumer loan originations	11,262	10,567	10,465	9,456	6,946	7,777	8,375	9,689	10,518	12,245	11,342	11,303	10,042

BANK BRANCHES AND OTHER
Total bank branches	1,243	1,231	1,230	1,230	1,227	1,220	1,220	1,221	1,217	1,216	1,220	1,221	1,221
ATMs	1,967	1,954	1,949	1,945	1,938	1,935	1,934	1,933	1,930	1,933	1,931	1,933	1,931
Online banking customers	1,421,577	1,390,907	1,359,249	1,328,120	1,298,121	1,276,855	1,261,859	1,242,613	1,224,089	1,197,112	1,163,100	1,135,539	1,106,901
(1)	Restated to reflect the reassignment of certain deposits with the Wholesale Banking line of business.
(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from the consumer loan production metrics.
(3)	Represents period-end number of accounts in thousands.
(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.
(5)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$62,131	$62,669	$66,748	$66,047	$65,010	$64,290	$63,914	$65,084	$64,831	$64,298	$63,288	$63,235	$62,480
Estimated change due to market impact	(594)	452	939	6	1,039	316	1,146	(488)	243	(122)	821	228	960
Other activity, net	(307)	(990)	(5,018)	695	(2)	404	(770)	(682)	10	655	189	(175)	(205)

Value at end of period	61,230	62,131	62,669	66,748	66,047	65,010	64,290	63,914	65,084	64,831	64,298	63,288	63,235

Non-managed assets:
Value at beginning of period	48,404	48,018	43,340	43,487	42,750	42,229	41,546	42,151	42,439	43,020	42,239	42,383	41,991
Estimated change due to market impact	(192)	456	306	(14)	934	269	896	(713)	(299)	(159)	1,128	(24)	738
Other activity, net	421	(70)	4,372	(133)	(197)	252	(213)	108	11	(422)	(347)	(120)	(346)

Value at end of period	48,633	48,404	48,018	43,340	43,487	42,750	42,229	41,546	42,151	42,439	43,020	42,239	42,383

Total assets at end of period	$109,863	$110,535	$110,687	$110,088	$109,534	$107,760	$106,519	$105,460	$107,235	$107,270	$107,318	$105,527	$105,618

Proprietary mutual fund assets (included above)	$11,833	$11,828	$12,198	$12,078	$12,040	$12,213	$11,567	$11,653	$11,900	$11,953	$11,936	$12,254	$12,084
NATIONAL CITY MORTGAGE STATISTICS
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005

ORIGINATION AND SALES DATA
Applications(1)	$6,508	$6,017	$7,137	$5,517	$5,648	$4,579	$6,029	$6,330	$7,244	$8,023	$8,113	$9,956	$8,349

Percentage of applications represented by refinances	46%	45%	47%	49%	53%	53%	50%	53%	55%	52%	52%	56%	49%

Originations:
Retail	$2,571	$2,294	$2,398	$1,994	$1,803	$2,253	$2,462	$2,710	$2,828	$3,378	$3,078	$3,346	$2,993
Wholesale	1,336	1,260	1,438	1,138	1,107	1,444	1,392	1,790	2,118	2,705	2,511	2,370	1,962
Less: portfolio loan originations(2)	(408)	(427)	(430)	(373)	(334)	(395)	(423)	(465)	(460)	(584)	(494)	(583)	(566)

Total originations for sale	$3,499	$3,127	$3,406	$2,759	$2,576	$3,302	$3,431	$4,035	$4,486	$5,499	$5,095	$5,133	$4,389

Percentage of originations represented by refinances	46%	48%	50%	55%	55%	48%	51%	54%	51%	53%	51%	47%	47%

Loan Sales:
Loans sold servicing retained	$2,549	$2,167	$2,198	$3,028	$3,010	$3,347	$2,863	$4,579	$4,558	$4,382	$4,174	$4,065	$3,813
Loans sold servicing released	237	266	258	161	108	202	242	164	177	159	162	163	183

Total loan sales	$2,786	$2,433	$2,456	$3,189	$3,118	$3,549	$3,105	$4,743	$4,735	$4,541	$4,336	$4,228	$3,996

SERVICING DATA
Mortgage loans serviced for third parties	$160,652	$160,777	$160,983	$161,380	$160,441	$159,580	$159,040	$159,230	$158,039	$157,067	$157,159	$156,938	$157,082
(1)	Includes loans originated for sale and to be held in portfolio

(2)	Primarily represents home equity loans originated for the National Home Equity business unit

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
FIRST FRANKLIN STATISTICS(1)
($ in millions)

	May	April	March	February	January	December	November	October	September	August	July	June	May
	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005

ORIGINATION AND SALES DATA
Applications(2)	$4,137	$3,348	$3,633	$3,233	$3,124	$3,605	$3,711	$4,100	$4,737	$4,811	$4,665	$5,813	$4,814

Originations:
Total loan originations	$2,290	$1,790	$2,036	$1,777	$1,765	$2,327	$2,203	$2,580	$2,764	$3,005	$3,017	$3,430	$2,479
Less: portfolio loan originations	—	—	(222)	(199)	(459)	(223)	(654)	(560)	(295)	(319)	(1,244)	(1,388)	(992)

Total originations for sale	$2,290	$1,790	$1,814	$1,578	$1,306	$2,104	$1,549	$2,020	$2,469	$2,686	$1,773	$2,042	$1,487

Percentage of originations represented by refinances	27%	29%	31%	34%	36%	32%	33%	33%	27%	29%	28%	28%	31%

Weighted-average note rate	8.29%	8.23%	8.19%	8.14%	8.10%	8.00%	7.83%	7.52%	7.37%	7.25%	6.99%	6.96%	7.07%
Weighted-average credit score(3)	649	653	654	651	652	655	652	654	657	658	659	658	655

Sales to third parties:
Loans sold servicing retained	$1,682	$2,089	$1,192	$1,400	$1,623	$2,071	$1,530	$3,020	$3,219	$415	$1,944	$1,481	—
Loans sold servicing released	—	—	—	—	—	—	—	—	—	—	—	—	$1,259

Total Loan sales	$1,682	$2,089	$1,192	$1,400	$1,623	$2,071	$1,530	$3,020	$3,219	$415	$1,944	$1,481	$1,259

Total loan sale revenue	$25	$29	$26	$23	$11	$29	$18	$23	$7	$14	$20	$30	$24

PORTFOLIO STATISTICS(4)
Period-end portfolio balance	$17,281	$17,918	$18,254	$18,693	$18,774	$18,681	$18,801	$19,046	$19,490	$19,947	$19,560	$18,880	$18,621
Weighted-average note rate	7.45%	7.41%	7.34%	7.29%	7.25%	7.18%	7.12%	7.04%	6.97%	6.89%	6.85%	6.81%	6.79%
Weighted-average loan size	$103,645	$104,339	$106,513	$108,389	$109,371	$110,417	$111,752	$113,700	$116,404	$119,340	$120,756	$122,336	$123,469
Weighted-average credit score(3)(5)	645	647	647	647	646	652	652	652	652	652	651	651	651
First-lien weighted-average loan-to-value ratio(6)	77.37%	77.44%	77.48%	77.55%	77.57%	77.57%	77.58%	77.60%	77.66%	77.71%	77.69%	77.66%	77.64%

SERVICING DATA
Mortgage loans serviced for third parties	$23,287	$22,021	$20,232	$19,391	$18,266	$16,909	$15,105	$13,799	$10,958	$7,895	$7,633	$5,804	$4,437
(1)	First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Includes loans originated for sale and to be held in portfolio

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	These loans are retained in the residential real estate portfolio.

(5)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(6)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.